Acquisitions	12 Months Ended
Apr. 30, 2018
Business Combinations [Abstract]
Acquisitions

NOTE 2	ACQUISITIONS

During the fourth quarter of 2018, we announced a definitive agreement to acquire the stock of Ainsworth. On May 14, 2018, we completed the all-cash transaction, valued at $1.9 billion, which was funded with a new $1.5 billion bank term loan and $400.0 in borrowings under our commercial paper program. For additional information on the financing associated with this transaction, refer to
Note 8: Debt and Financing Arrangements.

Ainsworth is a leading producer, distributor, and marketer of premium pet food and pet snacks, predominantly within the U.S. Approximately two-thirds of Ainsworth’s sales are generated by the Rachael Ray® Nutrish® brand, which is driving significant growth in the premium pet food category. Ainsworth also sells pet food and pet snacks under several additional branded and private label trademarks. Ainsworth was a privately-held company headquartered in Meadville, Pennsylvania. In addition to its headquarters, the transaction includes two manufacturing facilities owned by Ainsworth, which are located in Meadville, Pennsylvania, and Frontenac, Kansas, and a leased distribution facility in Greenville, Pennsylvania.

We expect to incur approximately $50.0 in one-time costs related to the acquisition, of which the majority are expected to be cash charges. The one-time costs will consist primarily of employee-related costs, outside service and consulting costs, and other costs directly related to the acquisition. Approximately two-thirds of these one-time costs are expected to be recognized by the end of 2019.

The purchase price will be preliminarily allocated to the underlying assets acquired and liabilities assumed based upon their estimated fair values at the date of acquisition and is subject to change as we complete our analysis of their fair values during the measurement period not to exceed one year as permitted under FASB ASC 805, Business Combinations. Due to the transaction closing subsequent to 2018, we will complete and disclose the preliminary purchase price allocation during the first quarter of 2019; however, we anticipate the majority of the purchase price will be allocated to goodwill and other intangible assets. The acquisition will be included within the U.S. Retail Pet Foods reportable segment and Pet Foods reporting unit.

On March 5, 2018, the U.S. Federal Trade Commission announced an administrative complaint challenging the proposed transaction to acquire the Wesson® oil brand from Conagra Brands, Inc. (“Conagra”). As a result, we mutually determined with Conagra to terminate the definitive agreement to acquire the Wesson brand.